THE GABELLI EQUITY INCOME FUND

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2003

                                     * * * *

            MORNINGSTAR RATED(TM) GABELLI EQUITY INCOME FUND 4 STARS
          OVERALL AND FOR THE FIVE AND TEN-YEAR PERIODS ENDED 03/31/03
              AMONG 125 AND 44 U.S. DOMICILED MID-CAP VALUE FUNDS,
           RESPECTIVELY. THE FUND WAS RATED 3 STARS FOR THE THREE-YEAR
       PERIOD ENDED 03/31/03 AMONG 167 U.S. DOMICILED MID-CAP VALUE FUNDS.

TO OUR SHAREHOLDERS,

      After a strong start in early January, stocks fell back as investors attempted to evaluate the economic consequences of the impending war with Iraq. In the week following President Bush's ultimatum to Saddam Hussein and the start of the Shock and Awe bombing campaign, the stock market posted one of its best weeks in history. However, as military progress slowed, stocks retreated again, with the Dow Jones Industrial Average and Standard & Poor's ("S&P") 500 Index closing the first quarter of 2003 down 3.57% and 3.15%, respectively. Among the leading market indices, only the technology-oriented Nasdaq Composite finished in the black, rising 0.42% during the quarter. Higher yielding equities performed in line with the broad market and the Gabelli Equity Income Fund (the "Fund") posted a modest 3.30% decline.

COMPARATIVE RESULTS
------------------------------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)(B)
              ----------------------------------------------------
                                                      SINCE
                                         QUARTER  INCEPTION(C)  10 YEAR   5 YEAR    3 YEAR    1 YEAR
                                         -------  ------------  -------   ------    ------    ------
  Gabelli Equity Income Fund ........... (3.30)%     10.47%      10.03%    1.95%    (0.77)%   (14.36)%

  S&P 500 Index ........................ (3.15)%      8.66%       8.53%   (3.76)%  (16.09)%   (24.75)%
  Nasdaq Composite Index ...............  0.42%       7.63%       6.87%   (6.08)%  (33.56)%   (27.32)%
  Lipper Equity Income Fund Avg. ....... (5.18)%      7.80%       7.12%   (2.85)%   (6.31)%   (22.81)%

 (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance, and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year is not annualized.
 (b) The Fund's fiscal year ends September 30.
 (c) From commencement of investment operations on January 2, 1992.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. (C)2003 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (A)(C)
--------------------------------------------------------------------------------
                                            Calendar Quarter
                             --------------------------------------------------
                              1ST        2ND       3RD        4TH      YEAR
  2003:   Net Asset Value ...$12.59      --        --         --         --
          Total Return ...... (3.3)%     --        --         --         --
--------------------------------------------------------------------------------
  2002:   Net Asset Value ...$14.91     $13.86    $11.93     $13.02    $13.02
          Total Return ......  4.2%      (6.6)%   (13.5)%      9.7%     (7.7)%
--------------------------------------------------------------------------------
  2001:   Net Asset Value ...$14.50     $15.07    $13.88     $14.37    $14.37
          Total Return ...... (2.3)%      4.4%     (7.5)%      5.1%     (0.9)%
--------------------------------------------------------------------------------
  2000:   Net Asset Value ...$15.86     $15.86    $16.35     $14.91    $14.91
          Total Return ......  0.8%       0.8%      3.8%       5.6%     11.3%
--------------------------------------------------------------------------------
  1999:   Net Asset Value ...$16.39     $18.26    $17.58     $15.80    $15.80
          Total Return ...... (1.5)%     11.7%     (3.4)%      2.8%      9.3%
--------------------------------------------------------------------------------
  1998:   Net Asset Value ...$17.70     $17.72    $15.97     $16.70    $16.70
          Total Return ...... 10.1%       0.5%     (9.7)%     12.7%     12.6%
--------------------------------------------------------------------------------
  1997:   Net Asset Value ...$14.27     $16.03    $17.39     $16.12    $16.12
          Total Return ......  1.2%      12.7%      8.8%       3.0%     27.9%
--------------------------------------------------------------------------------
  1996:   Net Asset Value ...$13.47     $13.54    $13.81     $14.16    $14.16
          Total Return ......  5.5%       1.0%      2.5%       8.0%     17.9%
--------------------------------------------------------------------------------
  1995:   Net Asset Value ...$11.56     $11.99    $12.65     $12.84    $12.84
          Total Return ......  8.5%       4.3%      6.1%       6.9%     28.3%
--------------------------------------------------------------------------------
  1994:   Net Asset Value ...$11.26     $11.08    $11.54     $10.72    $10.72
          Total Return ...... (2.2)%     (0.8)%     4.9%      (0.7)%     1.1%
--------------------------------------------------------------------------------
  1993:   Net Asset Value ...$11.35     $11.72    $12.15     $11.57    $11.57
          Total Return ......  7.4%       3.8%      4.2%       1.5%     17.9%
--------------------------------------------------------------------------------
  1992:   Net Asset Value ...$10.19     $10.36    $10.40     $10.64    $10.64
          Total Return ......  2.4%(b)    2.3%      1.1%       3.7%      9.8%(b)
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From  commencement  of investment  operations on January 2, 1992.
(c) The Fund's fiscal year ends September 30.

--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 2003 (a)
                   ------------------------------------------

                    1 Year ......................... (14.36)%
                    5 Year .........................   1.95%
                    10 Year ........................  10.03%
                    Life of Fund (b) ...............  10.47%

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

         E        P
         P        M
         S        V
MANAGEMENT
CASH FLOW
RESEARCH

MONTHLY DIVIDENDS

      Our Fund had paid quarterly distributions since 1994. This year our Fund has begun making distributions monthly. Equities have provided the highest total return over the past 70 years among Bonds and Treasury Bills. The current income component, that the dividends received from equity holdings provide, serves as a cushion to lessen the impact of losses within a portfolio. Here are some points to note:

      o Over the past 70 years, almost half of the total return from common stocks has come from the dividend.

      o The more consistent current return minimizes the fluctuations that capital appreciation often experiences.

      o Current returns from monthly dividends can either be taken in cash or reinvested.

      We have some technical considerations to consider when paying fixed monthly distributions. Long-term capital gains are required to be paid only once per year, with limited exceptions. We also note that 30% of our shareholders are tax-exempt accounts. By paying a fixed distribution rate of approximately a nickel a share each month and recognizing net capital gains in excess of five cents for the year, the Fund would potentially have to treat excess capital gains as ordinary income. If so, taxable shareholders would lose the benefit of the lower tax rate via the pass through treatment afforded investment companies with net realized long-term capital gains. One solution is to seek relief from the Securities and Exchange Commission ("SEC") to allow each distribution as having a component of long-term capital gains. If we can assign capital gains to all monthly distributions, we expect that the Fund can pay out distributions at the 6% level or approximately $0.06 per month. In the meantime, the Fund will be paying $0.03 a month beginning April 2003. We believe this monthly distribution policy will serve the needs of income-oriented investors who are looking for monthly cash distributions. The Fund's monthly distribution policy fulfills this need without having investors obtain periodic cash payouts by redeeming shares on a monthly basis.

COMMENTARY

THE POST-IRAQ ECONOMY AND MARKET

      As we prepare this letter, U.S.-led coalition forces control almost all of Iraq and the quick and decisive victory most of the world hoped for has been achieved. Investor focus is already shifting from the war to the economy and corporate earnings. Over the next several months, we will see whether uncertainty regarding Iraq has been the primary restraint on the economy.

      Recently released economic data has been troublesome. Institute for Supply Management ("ISM") barometers indicate that manufacturing and services contracted in March. New jobless claims are again trending higher, consumer sentiment readings remain near 10-year lows, consumer spending is off, the robust new housing market is showing signs of softening, and business investment and capital spending, which had shown modest improvement in the fourth quarter of 2002, has stalled.

      Importantly, however, oil prices have come way down from their pre-war peaks and we believe will eventually settle in the mid-$20 per barrel range. This is the equivalent of an enormous tax cut for individuals and businesses. Victory in Iraq has also increased President Bush's political capital, improving the chance that we will see at least some of the Administration's economic stimulus package make it through Congress. Finally, the Federal Reserve Board ("Fed") still has leverage in the form of another rate cut if needed and/or the ability to inject additional liquidity into the financial system, which we believe it is ready to provide if the economy fails to regain much traction in the months ahead.

      Longer term, our outlook for the economy and markets has not changed. We are still anticipating an extended period of modest economic and corporate profit growth. Over the next five years, we expect annualized Gross Domestic Product ("GDP") growth in the 3% range and 6% annualized growth in corporate profits. If interest rates remain relatively low, this would likely translate into stock market gains in line with earnings growth. If rates increase significantly, price/earnings multiple contraction would likely result in a flat market. In either scenario, we believe stock selection will be the most critical element in generating satisfactory returns.

ELIMINATING THE DOUBLE TAXATION OF DIVIDENDS

      Along with accelerated tax cuts for individuals and businesses, the Bush Administration's economic stimulus package calls for the elimination of the double taxation on dividends (dividends are taxed twice, first at the corporate level and again when distributed to shareholders). The debate is whether this would have any favorable short-term impact on the economy. In our opinion, it would certainly have a significantly favorable long-term impact on the corporate culture and promote a more efficient allocation of capital. In addition, the impact on investor psychology and on the stock market will be immediate, resulting in a favorable propensity to invest and consume.

      In the momentum and mindless index-driven 1990s, speculators didn't focus on dividends. They wanted growth. Corporate managements, seduced by baskets of options, obliged by spending all their profits and borrowing more money to finance "growth at all cost" strategies -- building and/or buying businesses with economically questionable prospects. Instead of dividends, which didn't boost stock prices in the short run, stock buybacks, especially at prices well above intrinsic value, were rationalized as the tax efficient tool to return capital to shareholders. The end result was deteriorating balance sheets and a lot of non-productive assets weighing down earnings. Investors have been paying the price for this for three years. Today, more investors are looking for dividends. Given the incentive that would be provided by eliminating the double taxation on dividends, or perhaps just lowering the tax rate on dividends to the same level as capital gains, we believe shareholders would force corporate America to comply. Investors would be better compensated for the risk inherent in stocks and corporate managements less inclined to repeat the mistakes of the past, though we agree that dividends themselves could be prone to abuse.

UTILITIES: BACK TO BASICS

      From the 1950s through the late 1980s, utility stocks were the staple of income-oriented equity portfolios. These were rate-of-return regulated monopoly businesses with relatively modest, but stable and predictable, earnings and dividend growth rates. Then, utility stocks fell out of favor, first due to financial problems resulting from investments in nuclear-powered generating facilities and later when deregulation encouraged utility companies to invest in non-regulated businesses.

      Now, utility companies are going back to basics -- selling and/or exiting extraneous businesses, and focusing on the still monopoly-like business of distributing electricity and/or natural gas to their local and regional customer bases. Today, the average yield on electric utility stocks is 5.1%, payout ratios are low, and as balance sheets damaged by ill-advised forays into other businesses are shored up, we expect dividends to grow by 4%-5% annually. This translates into potential annualized returns around 10% -- not exciting by the return standards of the "Roaring 90s", but in line with the long-term average annualized returns on stocks and the kind of modest returns we anticipate over the next several years. Consequently, we have increased the portfolio's allocation to utility stocks. Also, now that utility companies have largely given up on the concept of growing through diversification, we believe they will focus on growing through the acquisition of smaller competitors. So, we are biased toward smaller utility companies that we believe are potential takeover targets.

INVESTMENT SCORECARD

      During the first quarter, oil-related investments such as ConocoPhillips and Devon Energy posted good gains. Integrated utility stocks such as Burlington Resources and Westar Energy were among our best performers. Southwest Gas, SEMCO Energy and Atmos Energy were a few of our natural gas investments that negatively impacted performance.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CINERGY CORP. (CIN - $33.65 - NYSE) is a consolidation play that has terrific physical assets (low-cost generating plants) in a strategic location. Cinergy's Midwest location enables it to market its low-cost power into several different regions. Furthermore, many of the utilities around Cinergy have gotten much bigger in recent years through acquisitions while Cinergy has remained relatively the same size. Cinergy's power plants in the state of Ohio are deregulated, giving the company an opportunity to earn higher returns. In addition, over the past few years, Cinergy's senior management team has accumulated a hefty position in the common stock and in its options. This should make them more willing to talk with potential acquirers. Just to the south of Cinergy's territory is the state of Kentucky, where the giant German utility E.ON (EON - $41.41 - NYSE) has acquired the largest utility in Kentucky, the former LG&E. E.ON has stated its intention to acquire other U.S. utilities and Cinergy would be a great fit with LG&E.

DIAGEO PLC (DEO - $41.12 - NYSE) is the world's largest premium spirits business with a broad portfolio of international brands. The company was formed by the merger of GrandMet plc and Guinness plc. Diageo also brews and markets beer and produces and sells wine. Leading brands include Smirnoff vodka, Johnnie Walker Scotch whiskies, Guinness stout, Baileys Original Irish Cream liqueur, J&B Scotch whisky, Captain Morgan rum and Tanqueray gin. The company has been transforming itself to focus solely on beverage alcohol, selling off non-strategic businesses and acquiring additional spirits brands. Diageo was previously engaged in the quick-service restaurant business through the ownership of Burger King Corporation. In December 2002, Diageo sold Burger King Corporation to a buying group composed of Texas Pacific Group, Bain Capital Partners and Goldman Sachs Capital Partners.

ENERGIZER HOLDINGS INC. (ENR - $25.49 - NYSE) became an independent company after it was spun-off from Ralston Purina in April 2000. Energizer manufactures, markets and sells dry cell batteries and lighting products worldwide. Their portfolio of products includes alkaline, lithium, rechargeable and miniature batteries along with flashlights and lanterns under the Energizer and Eveready brand names. On March 28, 2002, Energizer completed the purchase of Schick-Wilkinson Sword business from Pfizer for $930 million. Schick is the second largest manufacturer of wet shave products with approximately 18% share of the market.

GALLAHER GROUP PLC (GLH - $38.31 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (pound)8.4 billion in 2002, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson and Hedges and Silk Cut in the U.K., and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange.

GENUINE PARTS CO. (GPC - $30.51 - NYSE), a Georgia corporation incorporated in 1928, is the premier service organization engaged in the traditional distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group

(S. P. Richards Company), is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The financially troublesome Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

GREAT PLAINS ENERGY INC. (GXP - $23.87 - NYSE) is an excellent value for dividend yield. GXP has one of the highest secure dividends in the sector. The company completed a major issuance of common equity in the fourth quarter of 2002 that strengthened its balance sheet. GXP is the holding company that owns Kansas City Power & Light, an electric utility that operates in two states that have avoided deregulation entirely. In addition, GXP owns one of the few successful and profitable retail electricity marketing companies in the U.S. The relatively small size of GXP's utility operation (less than one million customers) makes it a potential takeover target.

NSTAR (NST - $40.02 - NYSE) is a consolidation play in the New England region. The company is primarily an electric transmission and distribution utility serving the Boston and Cape Cod regions of Massachusetts. NST also owns a small gas utility. The Northeast region of the U.S. has been the most active area for consolidation activity among utilities. There are several potential acquirers for NST, including National Grid (NGG - $30.75 - NYSE), who recently completed a takeover of Niagara Mohawk, and Consolidated Edison (ED - $38.47 - NYSE), who could use its relatively high stock price and strong balance sheet to make another acquisition. KeySpan (KSE - $32.25 - NYSE) is another potential acquirer who already owns a gas utility in the same region.

T. ROWE PRICE GROUP INC. (TROW - $27.12 - NASDAQ) is an investment management company with $140 billion in assets under management. The company has a strong investment performance track record and a well-balanced business as equity securities represent approximately 60% of assets under management and bond and money market securities represent approximately 40%. T. Rowe's retirement investment focus, 529 college savings plan product offerings, international investment management business, and expanding third-party distribution should enable the company to capitalize on most of the major future growth opportunities in the asset management industry.

VERIZON COMMUNICATIONS INC. (VZ - $35.35 - NYSE) was formed by the merger of Bell Atlantic and GTE, and pooling the wireless assets of the combined company with the U.S. assets of Vodafone Group plc (VOD - $18.22 - NYSE). Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing over 30 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Funds' portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                 JUNE              JULY
                        ---                 ----              ----
      1st Tuesday       Howard Ward         Howard Ward       Howard Ward
      1st Wednesday     Henry Van der Eb    Susan Byrne       Caesar Bryan
      2nd Wednesday     Caesar Bryan        Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly     Ivan Arteaga      Hartswell Woodson
      4th Wednesday     Barbara Marcin      Barbara Marcin    Ivan Arteaga
      5th Wednesday                                           Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The U.S.-led coalition has achieved its mission of liberating the people of Iraq. Our mission remains to identify quality high-yielding equities with the best long-term return prospects. Through rigorous research we are confident our Fund can continue to produce superior long-term returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                                    Sincerely,

                                                    /S/ MARIO J. GABELLI

                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

May 6, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

      American Express Co.                    Genuine Parts Co.
      Cinergy Corp.                           Great Plains Energy Inc.
      Diageo plc                              NSTAR
      Energizer Holdings Inc.                 T. Rowe Price Group Inc.
      Gallaher Group plc                      Verizon Communications Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
              COMMON STOCKS -- 75.7%
              AEROSPACE -- 0.8%
      32,000  Boeing Co. .............$  1,152,663   $    801,920
       5,000  Lockheed Martin Corp. ..     104,386        237,750
       7,000  Northrop Grumman Corp. .     431,350        600,600
      10,000  Raytheon Co. ...........     279,250        283,700
       2,000  Rockwell Automation Inc.      25,686         41,400
       2,000  Rockwell Collins Inc. ..      15,844         36,740
                                      ------------   ------------
                                         2,009,179      2,002,110
                                      ------------   ------------
              AUTOMOTIVE -- 0.2%
       4,500  Ford Motor Co. .........      67,417         33,840
      15,000  General Motors Corp. ...     557,556        504,300
                                      ------------   ------------
                                           624,973        538,140
                                      ------------   ------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.5%
       4,000  ArvinMeritor Inc. ......      77,502         55,960
      85,000  Dana Corp. .............   1,292,433        600,100
       6,400  Ethyl Corp.+ ...........      24,700         63,104
      50,000  GenCorp Inc. ...........     429,459        312,500
     125,000  Genuine Parts Co. ......   3,447,703      3,813,750
       2,500  Johnson Controls Inc. ..     127,000        181,100
      50,000  Modine Manufacturing Co.     998,499        749,500
      40,000  Pep Boys - Manny,
                Moe & Jack ...........     409,734        304,000
       5,000  Tenneco Automotive Inc.+      39,503         11,300
                                      ------------   ------------
                                         6,846,533      6,091,314
                                      ------------   ------------
              AVIATION: PARTS AND SERVICES -- 0.8%
      25,000  Barnes Group Inc. ......     449,017        529,000
      11,000  Curtiss-Wright Corp. ...     157,962        665,500
       5,048  Curtiss-Wright Corp.,
                Cl. B ................     212,974        296,318
       8,000  United Technologies Corp.    281,946        462,240
                                      ------------   ------------
                                         1,101,899      1,953,058
                                      ------------   ------------
              BROADCASTING -- 0.0%
      20,000  Granite Broadcasting
                Corp.+ ...............     106,004         31,600
                                      ------------   ------------
              BUSINESS SERVICES -- 0.4%
       6,000  Donnelley (R.H.) Corp.+       68,850        178,080
         500  Imation Corp.+ .........       7,150         18,610
       2,500  Landauer Inc. ..........      60,337         91,750
      23,000  New England Business ...
                Service Inc. .........     404,159        588,800
         100  SYNAVANT Inc.+ .........         564            160
                                      ------------   ------------
                                           541,060        877,400
                                      ------------   ------------
              CABLE -- 0.4%
      34,000  Comcast Corp., Cl. A+ ..   1,126,296        972,060
                                      ------------   ------------
              COMMUNICATIONS EQUIPMENT -- 0.3%
      45,000  Corning Inc.+ ..........     352,463        262,800
      60,000  Motorola Inc. ..........     820,698        495,600
                                      ------------   ------------
                                         1,173,161        758,400
                                      ------------   ------------

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
              COMPUTER HARDWARE -- 0.1%
         300  International Business
                Machines Corp. .......$      3,810   $     23,529
      13,000  Xerox Corp.+ ...........     126,343        113,100
                                      ------------   ------------
                                           130,153        136,629
                                      ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
       7,000  Electronic Data
                Systems Corp. ........     118,790        123,200
      20,000  EMC Corp.+ .............     270,700        144,600
                                      ------------   ------------
                                           389,490        267,800
                                      ------------   ------------
              CONSUMER PRODUCTS -- 5.6%
      72,000  Altria Group Inc. ......   2,989,874      2,157,120
       1,000  Clorox Co. .............      33,050         46,170
      58,000  Eastman Kodak Co. ......   1,994,885      1,716,800
      35,000  Energizer
                Holdings Inc.+ .......     808,342        892,150
      74,000  Gallaher Group
                plc, ADR .............   1,600,863      2,834,940
      42,000  Gillette Co. ...........   1,233,027      1,299,480
      45,000  Maytag Corp. ...........   1,279,674        856,350
      36,000  National Presto
                Industries Inc. ......   1,307,728        941,400
      19,000  Procter & Gamble Co. ...   1,393,252      1,691,950
      13,000  Rothmans Inc. ..........     237,941        212,109
      22,000  Unilever NV, ADR .......   1,304,816      1,307,680
                                      ------------   ------------
                                        14,183,452     13,956,149
                                      ------------   ------------
              CONSUMER SERVICES -- 0.3%
      33,000  Rollins Inc. ...........     415,069        759,990
                                      ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 3.1%
       2,500  3M Company .............     213,645        325,075
      22,000  Acuity Brands Inc. .....     342,225        295,900
      31,000  Cooper Industries
                Ltd., Cl. A ..........   1,319,994      1,107,010
      32,000  GATX Corp. .............   1,043,609        463,360
      80,000  General Electric Co. ...   1,921,437      2,040,000
       5,000  Harbor Global Co. Ltd. .      31,697         38,000
      80,000  Honeywell
                International Inc. ...   1,977,901      1,708,800
      30,000  Sensient
                Technologies Corp. ...     583,872        600,600
      22,000  Thomas Industries Inc. .     250,524        545,600
       4,000  Trinity Industries Inc.       82,100         68,880
      30,000  Tyco International Ltd.      601,306        385,800
                                      ------------   ------------
                                         8,368,310      7,579,025
                                      ------------   ------------
              ELECTRONICS -- 0.9%
      20,000  Intel Corp. ............     370,400        325,600
      70,000  Texas Instruments Inc. .   1,509,211      1,145,900
      10,000  Thermo Electron Corp.+ .     200,858        181,000
      45,000  Thomas & Betts Corp.+ ..     802,778        638,100
                                      ------------   ------------
                                         2,883,247      2,290,600
                                      ------------   ------------
              ENERGY AND UTILITIES: ELECTRIC -- 3.2%
      80,000  AES Corp.+ .............     268,400        289,600
      19,000  American Electric Power
                Company Inc. .........     572,528        434,150
      82,000  Cinergy Corp. ..........   2,512,588      2,759,300
      15,000  DTE Energy Co. .........     658,540        579,750
     100,000  El Paso Electric Co.+ ..     790,289      1,080,000

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: ELECTRIC (CONTINUED)
      10,000  FPL Group Inc. .........$    527,548   $    589,300
      35,000  Great Plains Energy Inc.     748,609        835,450
      80,000  Northeast Utilities ....   1,512,971      1,113,600
      10,000  UIL Holdings Corp. .....     389,432        347,000
                                      ------------   ------------
                                         7,980,905      8,028,150
                                      ------------   ------------
              ENERGY AND UTILITIES: INTEGRATED -- 8.7%
      33,000  Allegheny Energy Inc. ..     304,675        204,930
     110,000  Aquila Inc. ............     411,191        228,800
      44,000  BP plc, ADR ............   1,030,211      1,697,960
      44,000  Burlington
                Resources Inc. .......   1,702,822      2,099,240
      42,000  CH Energy Group Inc. ...   1,725,889      1,751,400
      72,000  Constellation Energy
                Group Inc. ...........   1,715,381      1,996,560
       3,000  Dominion Resources Inc.      146,556        166,110
     180,000  DQE Inc. ...............   3,068,895      2,194,200
     140,000  Duke Energy Corp. ......   2,581,608      2,035,600
     140,000  El Paso Corp. ..........   1,376,459        847,000
     100,000  Energy East Corp. ......   2,151,441      1,780,000
      29,000  Eni SpA ................     304,221        387,333
      40,000  NSTAR ..................   1,282,183      1,600,800
      42,000  Progress Energy Inc. ...   1,814,918      1,644,300
      15,000  Progress Energy Inc.,
                CVO+ .................       7,800          1,950
       4,000  Public Service Enterprise
                Group Inc. ...........     131,300        146,760
      11,000  ScottishPower plc, ADR .     290,041        263,890
      75,000  TECO Energy Inc. .......   1,271,847        797,250
      29,000  TXU Corp. ..............     595,363        517,650
     100,000  Westar Energy Inc. .....   1,496,214      1,212,000
                                      ------------   ------------
                                        23,409,015     21,573,733
                                      ------------   ------------
              ENERGY AND UTILITIES: NATURAL GAS -- 2.2%
      50,000  AGL Resources Inc. .....     944,889      1,181,500
      17,000  Atmos Energy Corp. .....     372,478        361,420
      20,000  National Fuel Gas Co. ..     408,947        437,400
      30,000  ONEOK Inc. .............     477,001        550,200
       3,000  Peoples Energy Corp. ...     103,187        107,310
      12,000  Piedmont Natural
                Gas Co. Inc. .........     394,017        427,800
      20,000  SEMCO Energy Inc. ......     190,108         70,400
      60,269  Southern Union Co.+ ....     904,316        732,268
      80,000  Southwest Gas Corp. ....   1,362,075      1,628,000
                                      ------------   ------------
                                         5,157,018      5,496,298
                                      ------------   ------------
              ENERGY AND UTILITIES: OIL -- 6.3%
      42,260  ChevronTexaco Corp. ....   2,027,968      2,732,109
      58,593  ConocoPhillips .........   3,217,697      3,140,585
      15,000  Devon Energy Corp. .....     692,247        723,300
     108,000  Exxon Mobil Corp. ......   2,776,399      3,774,600
      23,000  Kerr-McGee Corp. .......   1,059,703        934,030
      92,000  Royal Dutch Petroleum Co.  4,015,343      3,749,000
       8,759  Total Petroleum of North
                America Ltd., ADR ....     299,550        554,182
                                      ------------   ------------
                                        14,088,907     15,607,806
                                      ------------   ------------

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
              ENERGY AND UTILITIES: SERVICES -- 0.4%
      25,000  Halliburton Co. ........$    302,383   $    518,250
      15,000  Schlumberger Ltd. ......     744,331        570,150
                                      ------------   ------------
                                         1,046,714      1,088,400
                                      ------------   ------------
              ENERGY AND UTILITIES: WATER -- 0.1%
      15,000  Philadelphia
                Suburban Corp. .......     230,874        329,250
                                      ------------   ------------
              ENTERTAINMENT -- 1.3%
      60,000  AOL Time Warner Inc.+ ..     784,500        651,600
      18,000  Fox Entertainment
                Group Inc.,
                Cl. A+ ...............     397,449        480,060
     120,000  The Walt Disney Co. ....   2,169,856      2,042,400
       3,000  Viacom Inc., Cl. A+ ....      68,550        109,500
                                      ------------   ------------
                                         3,420,355      3,283,560
                                      ------------   ------------
              ENVIRONMENTAL SERVICES -- 0.2%
      20,000  Waste Management Inc. ..     328,510        423,600
                                      ------------   ------------
              EQUIPMENT AND SUPPLIES -- 0.8%
       3,000  Caterpillar Inc. .......      35,181        147,600
      24,000  Deere & Co. ............     382,225        942,240
      10,000  Imagistics
                International Inc.+ ..     193,920        186,200
       1,500  Ingersoll-Rand Co., Cl. A     63,345         57,885
       1,500  Minerals Technologies Inc.    37,938         57,165
       2,000  Parker-Hannifin Corp. ..      77,350         77,480
      18,000  Smith (A.O.) Corp. .....     388,300        482,400
                                      ------------   ------------
                                         1,178,259      1,950,970
                                      ------------   ------------
              FINANCIAL SERVICES -- 11.7%
      10,000  Aegon NV, ADR ..........     139,954         75,500
       6,120  Alleghany Corp.+ .......   1,123,660      1,002,150
       5,000  Allstate Corp. .........     177,405        165,850
      73,000  American Express Co. ...   2,571,815      2,425,790
       7,000  American International .
                Group Inc. ...........     380,570        346,150
      44,000  Argonaut Group Inc. ....     918,304        376,200
       5,000  Banco Popular
                Espanol SA ...........     185,939        216,058
      18,000  Banco Santander Central
                Hispano SA, ADR ......      64,963        114,480
       2,000  Banco Santander
                Chile, ADR+ ..........      29,250         36,660
       9,052  Bank of America Corp. ..     167,810        605,036
      46,000  Bank of New York
                Co. Inc. .............   1,509,338        943,000
      20,000  Bank One Corp. .........     696,975        692,400
      30,000  Bankgesellschaft
                Berlin AG+ ...........     201,349         42,884
       8,000  Banque Nationale
                de Paris .............     296,835        320,377
       2,500  Bear Stearns
                Companies Inc. .......     161,375        164,000
       1,000  Block (H&R) Inc. .......      15,746         42,690
      65,000  CIT Group Inc. .........   1,279,359      1,095,900
      21,000  Citigroup Inc. .........     666,850        723,450
      52,000  Commerzbank AG, ADR ....   1,070,686        354,635
      36,000  Deutsche Bank AG, ADR ..   2,012,990      1,515,960
       2,000  Dun and Bradstreet
                Corp.+ ...............      20,476         76,500
       3,500  Fannie Mae .............     204,581        228,725
      15,000  Fidelity National Corp.      144,120        141,000
      78,000  FleetBoston
                Financial Corp. ......   1,787,393      1,862,640

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
      25,000  Huntington
                Bancshares Inc. ......$    407,250   $    464,750
      25,000  Janus Capital
                Group Inc. ...........     347,816        284,750
      30,000  John Hancock Financial
                Services Inc. ........     847,137        833,400
      50,000  JP Morgan Chase & Co. ..   1,593,980      1,185,500
      10,000  Leucadia National Corp.      327,010        357,400
      52,000  Mellon Financial Corp. .   1,473,662      1,105,520
      22,000  Merrill Lynch & Co. Inc.     897,003        778,800
       2,000  MONY Group Inc. ........      47,000         41,800
       4,000  Moody's Corp. ..........      64,841        184,920
       3,000  Municipal Mortgage &
                Equity, LLC ..........      60,488         71,340
       6,000  Northern Trust Corp. ...      60,300        182,700
      60,000  Phoenix Companies Inc. .     829,405        434,400
      30,000  PNC Financial
                Services Group .......   1,201,101      1,271,400
      20,000  Schwab (Charles) Corp. .     270,593        144,400
      25,000  St. Paul Companies Inc.      937,999        795,000
      70,000  Sterling Bancorp .......   1,323,301      1,724,800
      12,000  SunTrust Banks Inc. ....     251,737        631,800
      17,000  T. Rowe Price
                Group Inc. ...........     597,400        461,023
       2,000  Travelers Property Casualty
                Corp., Cl. A .........      31,540         28,180
      46,000  Unitrin Inc. ...........   1,523,684      1,065,820
      45,000  Wachovia Corp. .........   1,399,147      1,533,150
      45,000  Waddell & Reed
                Financial Inc.,
                Cl. A ................     825,457        790,650
      42,000  Wilmington
                Trust Corp. ..........   1,337,924      1,167,600
                                      ------------   ------------
                                        32,483,518     29,107,138
                                      ------------   ------------
              FOOD AND BEVERAGE -- 5.6%
      50,000  Allied Domecq plc, ADR .   1,083,532        981,000
      28,000  Cadbury Schweppes
                plc, ADR .............     616,208        608,440
      35,000  Campbell Soup Co. ......     794,372        735,000
      40,000  Coca-Cola Amatil
                Ltd., ADR ............     246,845        273,140
      28,000  Coca-Cola Co. ..........   1,310,310      1,133,440
      10,000  Corn Products
                International Inc. ...     260,071        291,600
      35,330  Del Monte Foods Co.+ ...     293,659        263,562
      47,000  Diageo plc, ADR ........   1,861,288      1,932,640
       7,500  Dreyer's Grand Ice .....
                Cream Inc. ...........     500,225        519,900
      10,000  Fomento Economico Mexicano
                SA de CV, ADR ........     345,790        332,700
      65,000  Heinz (H.J.) Co. .......   2,284,270      1,898,000
       3,000  Hershey Foods Corp. ....     164,533        187,980
      27,000  Kellogg Co. ............     763,450        827,550
       5,000  Nestle SA ..............   1,047,701        989,670
     115,000  Panamerican Beverages Inc.,
                Cl. A ................   2,396,002      2,493,200
      10,150  Tootsie Roll
                Industries Inc. ......     282,545        289,580
                                      ------------   ------------
                                        14,250,801     13,757,402
                                      ------------   ------------
              HEALTH CARE -- 6.3%
       5,000  Abbott Laboratories ....     181,280        188,050
       6,000  Apogent Technologies
                Inc.+ ................     106,240         87,480
       4,000  Aventis SA, ADR ........     198,821        176,600
      49,000  Baxter International
                Inc. .................   1,446,570        913,360

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
      16,000  Becton, Dickinson
                & Co. ................$    491,573   $    551,040
      95,000  Bristol-Myers
                Squibb Co. ...........   2,709,603      2,007,350
      10,276  GlaxoSmithKline
                plc, ADR .............     475,874        361,612
      12,000  Henry Schein Inc.+ .....     512,952        541,200
       5,000  Interpore
                International Inc.+ ..      38,100         40,000
       4,000  Johnson & Johnson ......      39,339        231,480
      39,000  Lilly (Eli) & Co. ......   2,281,119      2,228,850
      34,000  Merck & Co. Inc. .......   1,687,611      1,862,520
       3,700  Orthofix ...............
                International NV+ ....     107,781        100,640
      10,000  Pfizer Inc. ............     355,604        311,600
      32,000  Pharmacia Corp. ........   1,121,846      1,385,600
     100,000  Scios Inc.+ ............   4,376,127      4,406,000
      20,000  Tenet Healthcare .......
                Corp.+ ...............     350,986        334,000
         200  Zimmer Holdings Inc.+ ..       6,333          9,726
                                      ------------   ------------
                                        16,487,759     15,737,108
                                      ------------   ------------
              HOTELS AND GAMING -- 0.4%
      40,000  Starwood Hotels & Resorts
                Worldwide Inc. .......     980,930        951,600
                                      ------------   ------------
              METALS AND MINING -- 1.0%
       2,107  Fording Canadian Coal Trust
                (New York) ...........      45,293         40,981
      83,525  Fording Canadian
                Coal Trust
                (Toronto) ............   1,666,606      1,624,006
      30,000  Freeport-McMoRan
                Copper &
                Gold Inc., Cl. B+ ....     519,346        511,500
      10,000  Newmont Mining Corp. ...     269,150        261,500
                                      ------------   ------------
                                         2,500,395      2,437,987
                                      ------------   ------------
              PAPER AND FOREST PRODUCTS -- 0.1%
       4,000  MeadWestvaco Corp. .....     105,992         91,120
      11,000  Pactiv Corp.+ ..........     174,996        223,300
                                      ------------   ------------
                                           280,988        314,420
                                      ------------   ------------
              PUBLISHING -- 1.8%
      22,000  Dow Jones & Co. Inc. ...     949,819        779,680
      10,000  Knight-Ridder Inc. .....     662,210        585,000
       1,000  McClatchy Co., Cl. A ...      57,900         53,590
      10,000  McGraw-Hill
                Companies Inc. .......     502,221        555,900
       3,008  News Corp. Ltd., ADR ...      70,881         77,907
     100,000  Reader's Digest
                Association Inc. .....   1,518,623      1,021,000
         560  Seat-Pagine
                Gialle SpA+ ..........       1,555            360
      10,000  Tribune Co. ............     430,466        450,100
       1,200  Washington Post
                Co., Cl. B ...........     700,030        817,632
                                      ------------   ------------
                                         4,893,705      4,341,169
                                      ------------   ------------
              REAL ESTATE -- 0.2%
      28,000  Catellus Development
                Corp.+ ...............     565,397        588,000
                                      ------------   ------------
              RETAIL -- 2.2%
      22,000  Albertson's Inc. .......     486,855        414,700
       2,500  Griffin Land &
                Nurseries Inc.+ ......      11,716         29,300
      38,000  Gucci Group NV, ADR ....   3,308,039      3,621,780
       2,000  Safeway Inc.+ ..........      46,920         37,860
       2,000  Sears, Roebuck & Co. ...      51,242         48,300

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
      45,000  The Home Depot Inc. ....$    968,710   $  1,096,200
      10,000  Weis Markets Inc. ......     300,480        306,100
                                      ------------   ------------
                                         5,173,962      5,554,240
                                      ------------   ------------
              SATELLITE -- 0.2%
      50,000  General Motors Corp.,
                Cl. H+ ...............     678,991        560,000
                                      ------------   ------------
              SPECIALTY CHEMICALS -- 1.1%
      27,000  Albemarle Corp. ........     599,220        657,450
       1,200  Celenese AG + ..........      16,129         20,820
       1,611  Dow Chemical Co. .......      16,675         44,480
       8,000  E.I. du Pont de Nemours
                and Co. ..............     330,550        310,880
      10,000  Ferro Corp. ............     215,771        213,700
      36,000  Great Lakes ............
                Chemical Corp. .......   1,061,348        799,200
       1,500  IMC Global Inc. ........      31,075         14,430
      28,458  Monsanto Co. ...........     464,010        466,711
      20,000  Omnova Solutions Inc.+ .     155,815         59,000
       4,000  Quaker Chemical Corp. ..      79,615         81,600
                                      ------------   ------------
                                         2,970,208      2,668,271
                                      ------------   ------------
              TELECOMMUNICATIONS -- 5.9%
      10,000  ALLTEL Corp. ...........     492,835        447,600
      32,000  AT&T Corp. .............   1,003,708        518,400
      61,800  BCE Inc. ...............   1,482,565      1,132,176
      67,000  BellSouth Corp. ........   2,397,725      1,451,890
     190,000  Broadwing Inc.+ ........   1,478,502        760,000
     300,000  BT Group plc ...........   1,251,761        744,487
      26,000  BT Group plc, ADR ......     974,664        661,440
      40,000  Cable & Wireless
                plc, ADR .............     267,730        132,400
      21,200  Citizens
                Communications Co.+ ..     234,208        211,576
      30,000  Deutsche Telekom
                AG, ADR ..............     504,369        330,600
      15,000  France Telecom SA, ADR .     440,275        342,150
     275,000  Qwest Communications
                International Inc.+ ..   1,139,627        959,750
      82,000  SBC Communications Inc.    2,475,212      1,644,920
      40,000  Sprint Corp. - FON Group     569,646        470,000
       1,000  Telecom Italia SpA, ADR       31,080         69,000
       7,881  Telefonica SA, ADR+ ....      93,585        221,049
      12,000  TELUS Corp. ............     192,898        134,526
     122,000  Verizon Communications
                Inc. .................   4,852,522      4,312,700
       3,000  WilTel Communications
                Inc.+ ................      45,150         37,800
                                      ------------   ------------
                                        19,928,062     14,582,464
                                      ------------   ------------
              WIRELESS COMMUNICATIONS -- 0.5%
     109,000  AT&T Wireless
                Services Inc.+ .......   1,128,618        719,400
     300,000  mm02 plc+ ..............     336,932        212,203
      20,000  mm02 plc, ADR+ .........     199,884        140,600
      15,000  Sprint Corp. -
                PCS Group+ ...........     108,065         65,400
                                      ------------   ------------
                                         1,773,499      1,137,603
                                      ------------   ------------
              TOTAL COMMON STOCKS .... 199,707,598    187,733,444
                                      ------------   ------------

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
              PREFERRED STOCKS -- 7.7%
              AUTOMOTIVE -- 0.2%
       2,000  Ford Motor Co. Capital
                Trust II,
                6.500% Cv. Pfd. ......$     98,825   $     71,280
              General Motors Corp.,
      14,000    5.250% Cv. Pfd.,
                Ser. B ...............     354,000        317,800
       4,000    4.500% Cv. Pfd.,
                Ser. A ...............     100,000         95,800
                                      ------------   ------------
                                           552,825        484,880
                                      ------------   ------------
              AVIATION: PARTS AND SERVICES -- 0.1%
       5,000  Coltec Capital Trust,
                5.250% Cv. Pfd. ......     215,000        139,062
                                      ------------   ------------
              BROADCASTING -- 2.2%
      66,000  CVC Equity Securities Trust I,
                6.500% Cv. Pfd. ......   1,773,776      1,450,020
       2,319  Granite Broadcasting Corp.,
                12.750% Pfd.+ ........   1,267,948      1,518,948
         100  Gray Television Inc.,
                8.000% Cv. Pfd.,
                Ser.  C  (b)(c) ......   1,000,000      1,020,000
      64,000  Rainbow Equity Securities
                Trust II,
                6.250% Cv. Pfd. ......   1,220,325      1,432,320
                                      ------------   ------------
                                         5,262,049      5,421,288
                                      ------------   ------------
              COMMUNICATIONS EQUIPMENT -- 0.2%
       1,100  Lucent Technologies Capital Trust I,
                7.750% Cv. Pfd. ......     759,000        622,875
                                      ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 0.0%
      26,200  WHX Corp.,
                $3.75 Cv. Pfd.,
                Ser. B ...............     177,129         83,840
                                      ------------   ------------
              ENTERTAINMENT -- 0.0%
       3,000  Metromedia International
                Group Inc.,
                7.250% Cv. Pfd.+ .....       5,310          3,750
                                      ------------   ------------
              EQUIPMENT AND SUPPLIES -- 0.4%
      14,000  Sequa Corp.,
                $5.00 Cv. Pfd. .......   1,078,425      1,064,000
                                      ------------   ------------
              METALS AND MINING -- 0.2%
      25,000  Freeport-McMoRan Copper
                & Gold Inc.,
                7.000% Cv. Pfd. ......     503,515        522,500
                                      ------------   ------------
              PAPER AND FOREST PRODUCTS -- 0.9%
      48,000  Sealed Air Corp.,
                $2.00 Cv. Pfd.,
                Ser. A ...............   1,446,006      2,207,040
                                      ------------   ------------
              PUBLISHING -- 0.0%
       1,504  News Corp. Ltd.,
                Pfd., ADR ............      29,106         32,171
                                      ------------   ------------
              SPECIALTY CHEMICALS -- 0.7%
      82,000  Hercules Trust I,
                9.420% Pfd. ..........   1,924,201      1,640,000
                                      ------------   ------------

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        MARKET
      SHARES                               COST          VALUE
      ------                               ----         ------
              PREFERRED STOCKS (CONTINUED)
              TELECOMMUNICATIONS -- 2.8%
         100  Broadwing Communications,
                12.500% Pfd., Ser. B .$     70,000   $      7,250
      34,300  Broadwing Inc.,
                6.750% Cv. Pfd.,
                Ser. B ...............     959,421      1,114,750
      39,000  Citizens Communications Co.,
                5.000% Cv. Pfd. ......   1,794,291      1,872,000
      38,000  CSC Holdings Inc.,
                11.125% Cv. Pfd.,
                Ser. M ...............   1,691,000      3,942,500
                                      ------------   ------------
                                         4,514,712      6,936,500
                                      ------------   ------------
              TOTAL PREFERRED
                STOCKS ...............  16,467,278     19,157,906
                                      ------------   ------------
    PRINCIPAL
     AMOUNT
    ---------
              CORPORATE BONDS -- 5.0%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.9%
$ 1,600,000   GenCorp Inc., Sub. Deb. Cv.,
                5.750%, 04/15/07 (b) .   1,509,149      1,356,000
  1,000,000   Standard Motor Products Inc.,
                Sub. Deb. Cv.,
                6.750%, 07/15/09 .....     831,621        785,000
    100,000   Tenneco Automotive Inc.,
                11.625%, 10/15/09 ....      59,933         76,750
                                      ------------   ------------
                                         2,400,703      2,217,750
                                      ------------   ------------
              BUSINESS SERVICES -- 0.0%
    100,000   BBN Corp., Sub. Deb. Cv.,
                6.000%,
                04/01/12+ (a)(c) .....      97,500              0
                                      ------------   ------------
              CABLE -- 0.1%
  1,900,000   Charter Communications Inc., Cv.,
                4.750%, 06/01/06 .....   1,176,815        332,500
                                      ------------   ------------
              ELECTRONICS -- 1.3%
  2,600,000   Agere Systems Inc.,
                Sub. Deb. Cv.,
                6.356%, 12/15/09 .....   2,445,543      2,314,000
  1,100,000   Oak Industries Inc.,
                Sub. Deb. Cv.,
                4.875%, 03/01/08 .....     749,941        863,500
                                      ------------   ------------
                                         3,195,484      3,177,500
                                      ------------   ------------
              ENERGY AND UTILITIES -- 0.5%
  2,000,000   Mirant Corp., Sub. Deb. Cv.,
                2.500%, 06/15/21 .....   1,547,656      1,275,000
                                      ------------   ------------

    PRINCIPAL                                           MARKET
     AMOUNT                                COST          VALUE
    --------                               ----         ------
              FOOD AND BEVERAGE -- 0.2%
 $  200,000   Koninklijke Ahold NV,
                Sub. Deb. Cv.,
                3.000%, 09/30/03 .....$     88,294   $     89,130
    300,000   Packaged Ice Inc.,
                9.750%, 02/01/05 .....     266,819        276,000
                                      ------------   ------------
                                           355,113        365,130
                                      ------------   ------------
              HEALTH CARE -- 0.8%
  2,000,000   IVAX Corp., Sub. Deb. Cv.,
                5.500%, 05/15/07 .....   1,765,315      1,915,000
    200,000   Twin Laboratories Inc.,
                Sub. Deb. Cv.,
                10.250%, 05/15/06 ....      85,710         89,000
                                      ------------   ------------
                                         1,851,025      2,004,000
                                      ------------   ------------
              HOTELS AND GAMING -- 1.2%
  3,194,000   Hilton Hotels Corp.,
                Sub. Deb. Cv.,
                5.000%, 05/15/06 .....   3,014,242      3,078,218
                                      ------------   ------------
              TOTAL CORPORATE BONDS ..  13,638,538     12,450,098
                                      ------------   ------------
              U.S. GOVERNMENT OBLIGATIONS -- 10.6%
 26,390,000   U.S. Treasury Bills,
                1.105% to 1.190%++,
                04/03/03 to 08/07/03 .  26,357,996     26,358,900
                                      ------------   ------------
              TOTAL
                INVESTMENTS -- 99.0% .$256,171,410    245,700,348
                                      ============
              OTHER ASSETS AND
                LIABILITIES (NET) -- 1.0% ........      2,565,832
                                                     ------------
              NET ASSETS -- 100.0% ...............   $248,266,180
                                                     ============
----------------
              For Federal tax purposes:
              Aggregate cost .....................   $256,171,410
                                                     ============
              Gross unrealized appreciation ......   $ 19,389,557
              Gross unrealized depreciation ......    (29,860,619)
                                                     ------------
              Net unrealized depreciation ........   $(10,471,062)
                                                     ============
----------------
(a)   Security in default.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of Rule 144A securities amounted to $1,867,500 or 0.75% of total net assets.
(c)   Securities fair valued under procedures established by the Board of
      Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

                 See accompanying notes to financial statements.

                         THE GABELLI EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $256,171,410) ...............       $ 245,700,348
  Cash ....................................................               1,074
  Dividends and interest receivable .......................             982,383
  Receivable for securities sold ..........................           1,238,343
  Receivable for capital shares sold ......................             911,918
  Other assets ............................................               7,830
                                                                  -------------
  TOTAL ASSETS ............................................         248,841,896
                                                                  -------------
LIABILITIES:
  Payable for investments purchased .......................             182,235
  Payable for capital shares redeemed .....................              29,975
  Payable for investment advisory fees ....................             204,257
  Payable for distribution fees ...........................              51,064
  Payable for shareholder communications ..................              40,998
  Payable for shareholder services ........................              32,628
  Other accrued expenses ..................................              34,559
                                                                  -------------
  TOTAL LIABILITIES .......................................             575,716
                                                                  -------------
  NET ASSETS applicable to 19,713,664
    shares outstanding ....................................       $ 248,266,180
                                                                  =============
NET ASSETS CONSIST OF:
  Capital stock, at par value .............................       $      19,714
  Additional paid-in capital ..............................         258,994,151
  Accumulated net investment income .......................           1,388,232
  Accumulated net realized loss on investments
    and foreign currency transactions .....................          (1,664,798)
  Net unrealized depreciation on investments
    and foreign currency transactions .....................         (10,471,119)
                                                                  -------------
  TOTAL NET ASSETS ........................................       $ 248,266,180
                                                                  =============
  NET ASSET VALUE, offering and redemption
    price per share ($248,266,180 / 19,713,664
    shares outstanding; unlimited number of
    shares authorized of $0.001 par value) ................              $12.59
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $39,928) ..............        $ 3,218,240
  Interest .................................................            684,598
                                                                    -----------
  TOTAL INVESTMENT INCOME ..................................          3,902,838
                                                                    -----------
EXPENSES:
  Investment advisory fees .................................          1,026,325
  Distribution fees ........................................            256,581
  Shareholder services fees ................................             88,461
  Shareholder communications expenses ......................             35,901
  Custodian fees ...........................................             25,420
  Legal and audit fees .....................................             20,096
  Registration fees ........................................             13,213
  Directors' fees ..........................................              9,775
  Miscellaneous expenses ...................................             22,307
                                                                    -----------
  TOTAL EXPENSES ...........................................          1,498,079
                                                                    -----------
  NET INVESTMENT INCOME ....................................          2,404,759
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments
    and foreign currency transactions ......................         (1,101,499)
  Net change in unrealized appreciation
    on investments and foreign
    currency transactions ..................................          6,262,856
                                                                    -----------
  NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ..................................          5,161,357
                                                                    -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ........................................        $ 7,566,116
                                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            SIX MONTHS ENDED
                                                                             MARCH 31, 2003      YEAR ENDED
                                                                               (UNAUDITED)    SEPTEMBER 30, 2002
                                                                             ---------------  ------------------
OPERATIONS:
  Net investment income ...................................................   $   2,404,759    $   2,810,808
  Net realized gain/(loss) on investments and foreign currency transactions      (1,101,499)        (385,184)
  Net change in unrealized depreciation on investments
    and foreign currency transactions .....................................       6,262,856      (26,141,739)
                                                                              -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........       7,566,116      (23,716,115)
                                                                              -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...................................................      (1,036,983)      (2,790,101)
  Net realized short-term gain on investments .............................            --           (265,279)
  Net realized long-term gain on investments ..............................            --         (1,408,019)
                                                                              -------------    -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................      (1,036,983)      (4,463,399)
                                                                              -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ..............      78,799,333       69,618,289
                                                                              -------------    -------------
  NET INCREASE IN NET ASSETS ..............................................      85,328,466       41,438,775
NET ASSETS:
  Beginning of period .....................................................     162,937,714      121,498,939
                                                                              -------------    -------------
  End of period (including undistributed net investment income of
    $1,388,232 and $20,456, respectively) .................................   $ 248,266,180    $ 162,937,714
                                                                              =============    =============

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), which was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of three separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determine such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 2003, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. At March 31, 2003, there were no open forward foreign exchange contracts.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and long-term capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 2003, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $256,581, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2003, other than short term securities, aggregated $72,016,169 and $14,259,870, respectively.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

6. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $116,137 to Gabelli & Company, Inc. and its affiliates.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory Agreement between the Fund and Gabelli Funds, LLC (the "Adviser"). During the six months ended March 31, 2003, the Fund reimbursed the Adviser $17,400 in connection with the cost of computing the Fund's net asset value.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended March 31, 2003.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED
                                                            MARCH 31, 2003                      YEAR ENDED
                                                              (UNAUDITED)                   SEPTEMBER 30, 2002
                                                     ----------------------------      ----------------------------
                                                        SHARES          AMOUNT            SHARES           AMOUNT
                                                     ----------      ------------      ----------      ------------
Shares sold ......................................... 9,041,468      $116,708,626       8,239,851      $115,719,997
Shares issued upon reinvestment of dividends ........    73,084           958,133         302,700         4,184,306
Shares redeemed .....................................(3,061,973)      (38,867,426)     (3,634,380)      (50,286,014)
                                                     ----------      ------------      ----------      ------------
Net increase ........................................ 6,052,579      $ 78,799,333       4,908,171      $ 69,618,289
                                                     ==========      ============      ==========      ============

THE GABELLI EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                             SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                              MARCH 31, 2003    ---------------------------------------------------------
                                                (UNAUDITED)       2002         2001         2000        1999       1998
                                             ----------------     ----         ----         ----        ----       ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ........$   11.93       $  13.88     $  16.35      $ 17.58     $ 15.97    $ 17.39
                                                ---------       --------     --------      -------     -------    -------
   Net investment income .......................     0.14           0.23         0.25         0.46        0.23       0.22
   Net realized and unrealized gain (loss)
     on investments ............................     0.59          (1.79)       (0.28)        0.81        2.82       0.29
                                                ---------       --------     --------      -------     -------    -------
   Total from investment operations ............     0.73          (1.56)       (0.03)        1.27        3.05       0.51
                                                ---------       --------     --------      -------     -------    -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .......................    (0.07)         (0.23)       (0.36)       (0.36)      (0.22)     (0.26)
   Net realized gain on investments ............       --          (0.16)       (2.08)       (2.14)      (1.22)     (1.67)
                                                ---------       --------     --------      -------     -------    -------
   Total distributions .........................    (0.07)         (0.39)       (2.44)       (2.50)      (1.44)     (1.93)
                                                ---------       --------     --------      -------     -------    -------
   NET ASSET VALUE, END OF PERIOD ..............$   12.59       $  11.93     $  13.88      $ 16.35     $ 17.58    $ 15.97
                                                =========       ========     ========      =======     =======    =======
   Total return+ ...............................    6.10%        (11.58)%      (0.43)%       8.41%      19.82%      2.98%
                                                =========       ========     ========      =======     =======    =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ........ $248,266       $162,938     $121,499      $89,164     $92,111    $79,669
   Ratio of net investment income
     to average net assets .....................    2.34%(b)       1.75%        1.65%        2.85%       1.32%      1.27%
   Ratio of operating expenses
     to average net assets .....................    1.46%(b)       1.50%        1.55%        1.66%(a)    1.60%      1.64%
   Portfolio turnover rate .....................       7%            12%          41%          33%         39%        35%

----------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) The Fund incurred interest expense during the year ended September 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%.
(b) Annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.


                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             Karl Otto Pohl
CHAIRMAN AND CHIEF                                FORMER PRESIDENT
INVESTMENT OFFICER                                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                               Anthony R. Pustorino
ATTORNEY-AT-LAW                                   CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                         PROFESSOR EMERITUS
                                                  PACE UNIVERSITY

Vincent D. Enright                                Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                      MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                       BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli                                   Salvatore J. Zizza
SENIOR VICE PRESIDENT                             CHAIRMAN
GABELLI & COMPANY, INC.                           HALLMARK ELECTRICAL
                                                  SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                                    OFFICERS
Bruce N. Alpert                                   Gus Coutsouros
PRESIDENT                                         VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB444Q103SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

                    THE
                    GABELLI
                    EQUITY
                    INCOME
                    FUND
                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2003